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                                                                    EXHIBIT 10.4


              INDEMNIFICATION CONSENT AND ACKNOWLEDGMENT AGREEMENT

         THIS AGREEMENT is made as of the 3rd day of September, 1998 by and between ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("Operating Partnership"), having an address at c/o Elder Trust, 101 East State Street, Suite 100, Kennett Square, Pennsylvania 19348, to and for the benefit of GENESIS HEALTH VENTURES, INC., a Pennsylvania corporation ("Genesis"), having an address at 101 East State Street, Kennett Square, Pennsylvania 19348.

                              W I T N E S S E T H:

         WHEREAS, as of even date herewith, Meridian Healthcare, Inc., a Pennsylvania corporation ("MHI"), a wholly owned subsidiary of Genesis, assigned to ET Sub-Meridian Limited Partnership, L.L.P., a Virginia limited liability partnership ("ET"), an affiliate of Operating Partnership, among other things, all of its right, title and interest as tenant and purchase option holder under:
(a) those certain lease agreements naming MHI as tenant, each dated November 30, 1993, as amended by Amendment No. 1 to Lease Agreement dated August 1, 1994, and Amendment No. 2 to Lease Agreement dated August 1, 1994 (the "Leases"), and (b) those certain option agreements naming MHI as option holder, each dated November 30, 1993 (the "Option Agreements"), with respect to seven (7) skilled nursing facilities locating in: Towson, Baltimore County, Maryland; Dundalk, Baltimore County, Maryland; Severna Park, Anne Arundel County, Maryland; Centreville, Queen Anne's County, Maryland; LaPlata, Charles County, Maryland; Westfield, Union County, New Jersey; and Voorhees, Burlington County, New Jersey (hereinafter called the "Facilities"); an

         WHEREAS, as part of the foregoing transaction, ET subleased the Facilities to MHI pursuant to the terms and provisions of seven (7) certain sublease agreements, all dated as of even date herewith; and

         WHEREAS, the Leases were amended on even date herewith pursuant to certain Amendments No. 3 to Lease Agreement, and the Option Agreements were amended pursuant to certain First Amendments to Option Agreement dated as of even date herewith; and

         WHEREAS, in connection with the foregoing transaction, Operating Partnership has been required to deliver to the ultimate principals of the seven
(7) Maryland limited partnerships which are the owners of the Facilities and such limited partnerships (the "Beneficiaries"), a certain Indemnification Agreement dated as of even date herewith (the "ET Indemnification Agreement") pursuant to which Operating Partnership indemnifies the Beneficiaries, and their successors and assigns, from and against any loss suffered by reason of the deferral of substantial Federal and State income tax liability; and

         WHEREAS, the Beneficiaries have required that Genesis enter into a certain Secondary Indemnification Agreement dated as of even date herewith (the "Genesis Indemnification Agreement") pursuant to which Genesis also indemnifies the Beneficiaries for the same matters set forth in the ET Indemnification Agreement in the event Operating Partnership fails to perform pursuant to its obligations under the ET Indemnification Agreement; and

         WHEREAS, as a condition to Genesis' agreement to execute and deliver the Genesis Indemnification Agreement, Genesis has required that Operating Partnership execute and deliver this Agreement which sets forth Genesis' redress against Operating Partnership in the event Genesis is required to perform the obligations set forth in the Genesis Indemnification Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements herein contained, Operating Partnership, intending to be legally bound, hereby agrees with and confirms the following to Genesis:

         1. Liability of Genesis is Secondary. The liability of Genesis with regard to the matters described in the ET Indemnification Agreement and the Genesis Indemnification Agreement is secondary, and it is intended that Operating Partnership shall be the party with the primary liability and responsibility to pay the Beneficiaries for the matters covered by the ET Indemnification Agreement.


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         2. Right of Reimbursement. If Genesis is required to pay the
Beneficiaries pursuant to the Genesis Indemnification Agreement, then Genesis shall be entitled to seek full and complete reimbursement from Operating Partnership for all costs and expenses associated therewith, including, without limitation, reasonable attorneys' fees and costs. IF THE AMOUNTS DUE TO GENESIS BY OPERATING PARTNERSHIP UNDER THIS AGREEMENT ARE NOT PAID WHEN DUE, OPERATING PARTNERSHIP DOES HEREBY AUTHORIZE ANY CLERK OF ANY COURT OF RECORD OR ANY ATTORNEY TO ENTER IN ANY COURT OF COMPETENT JURISDICTION IN EITHER THE STATE OF MARYLAND OR THE COMMONWEALTH OF PENNSYLVANIA, OR ANY OTHER STATE OF TERRITORY OF THE UNITED STATES JUDGMENT BY CONFESSION AGAINST OPERATING PARTNERSHIP AND IN FAVOR OF GENESIS FOR THE ENTIRE AMOUNT DUE UNDER THIS AGREEMENT, TOGETHER WITH ATTORNEYS' FEES OF FIFTEEN PERCENT (15%) AND COURT COSTS, WITHOUT STAY OF EXECUTION OR RIGHT OF APPEAL. OPERATING PARTNERSHIP EXPRESSLY WAIVES THE BENEFIT OF ALL EXEMPTION LAWS AND ALL IRREGULARITY OR ERROR IN ENTERING SAID JUDGMENT OR THE EXECUTION THEREON, AND FOR SO DOING, THIS AGREEMENT OR A COPY OF IT VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED, AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS GENESIS SHALL ELECT, UNTIL SUCH TIME AS GENESIS SHALL HAVE RECEIVED PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS AGREEMENT BY OPERATING PARTNERSHIP TO GENESIS.

         3. Security Interest. THIS AGREEMENT SHALL ALSO CONSTITUTE A SECURITY AGREEMENT. As collateral security for Operating Partnership's obligations hereunder and under the ET Indemnification Agreement, ET hereby collaterally assigns to Genesis all of its right, title and interest in and to the Option Agreements. ET agrees to execute upon request from Genesis such other documents and instruments as may be necessary to perfect Genesis' security interest in the Option Agreements.

         4.       Governing Law; Venue; Waiver of Jury Trial.

                  A. Operating Partnership and ET agree that this Agreement and the rights and obligations of Operating Partnership hereunder shall in all respects be governed by, and construed in accordance with, the laws of the State of Maryland (excluding Maryland conflicts of laws).

                  B. ELDERTRUST, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT
COUNSEL: (I) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA, (III) SUBMITS TO THE JURISDICTION OF SUCH COURTS,
(IV) WAIVES THE DOCTRINE OF FORUM NON CONVENIENS OR SIMILAR OBJECTION TO VENUE, AND (V) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM).

                  C. OPERATING PARTNERSHIP AND GENESIS, BY THEIR ACCEPTANCE OF THIS AGREEMENT, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FOREGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF OPERATING PARTNERSHIP, GENESIS, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSON AFFILIATED WITH OPERATING PARTNERSHIP OR GENESIS, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. OPERATING PARTNERSHIP HEREBY CONSENTS AND AGREES TO SERVICE OR ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING ARISING FROM OR RELATING TO THIS AGREEMENT BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, BY HAND DELIVERY WITH RECEIPT, OR BY DELIVERY BY A NATIONALLY RECOGNIZED OVERNIGHT DELIVERY SERVICE, TO OPERATING PARTNERSHIP AT THE ADDRESS SET FORTH ABOVE.

         5. Time of the Essence. Time is of the essence to each and every provisions of this Agreement.

         6. Incorporation of Recitals. The recitals are incorporated herein and are hereby made an integral part of this Agreement.
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         7. Notices. Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by facsimile, by hand delivery, by overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to Genesis or Operating Partnership at the appropriate address set forth above or to such other address as may be hereafter specified by written notice by Operating Partnership and Genesis. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to the overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein. Notwithstanding the foregoing, any notice in fact received shall be effective as of the time or receipt.

         8. Binding Nature. This Agreement shall inure to the benefit of and be enforceable by Genesis, its successors and assigns, and shall be binding upon and enforceable against Operating Partnership and its successors and assigns.

         9. Number, Gender, Captions. As used herein, the plural includes the singular, and the singular includes the plural. The use of any gender applies to any other gender. All captions are for the purpose of convenience only.

         10. Invalidity. If any provision or part of any provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

         11. Amendment or Waiver. This Agreement may be amended only by a writing duly executed by Operating Partnership and Genesis. No waiver by Genesis of any of the provisions of this Agreement or any of the rights or remedies of Genesis with respect hereto shall be considered effective or enforceable unless in writing, duly executed by Genesis. Such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given.

         12. Entire Agreement. This Agreement contains the final and entire agreement between Operating Partnership and Genesis with respect to the obligations of Operating Partnership described above to Genesis. There is no separate oral or written understanding between Operating Partnership and Genesis with respect thereto.

         IN WITNESS WHEREOF, Operating Partnership has executed this Agreement as of the date first set forth above.

                                  ELDERTRUST OPERATING LIMITED PARTNERSHIP, a
                                  Delaware limited partnership

                                  By:      ELDERTRUST,
                                           a Maryland real estate investment
                                           trust

                                           By:  /s/ D. Lee McCreary, Jr.
                                                --------------------------------
                                           D. Lee McCreary, Jr.,
                                           Chief Financial Officer

         ET Sub-Meridian Limited Partnership, L.L.P., a Virginia limited liability partnership, hereby executes this Agreement for purposes of confirming its consent to the provisions of Paragraph 3 of the Agreement, and its agreement to comply with the provisions thereof.

                                  ET SUB-MERIDIAN LIMITED PARTNERSHIP, L.L.P., a Virginia limited liability partnership

                                  By:      ET Meridian, L.L.C.
                                           General Partner

                                           By:  /s/ D. Lee McCreary, Jr.
                                                --------------------------------
                                           Name:  D. Lee McCreary, Jr.
                                           Title: Vice President